Exhibit 10.17

The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request with Rule 24b-2 of the Securities and Exchange Act of 1934, as amended. REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY AN ***

SUPPLY AGREEMENT

By and Between

Endo Pharmaceuticals Inc.

and

Noramco, Inc.

This SUPPLY AGREEMENT (this “Agreement”) is made effective as of April 27, 2012 (the “Effective Date”), by and between ENDO PHARMACEUTICALS INC., a corporation organized under the laws of the State of Delaware and having a place of business at 100 Endo Boulevard, Chadds Ford, Pennsylvania, 19317 and all of its subsidiaries and Affiliates (as defined herein) and listed in Exhibit 4 as of the Effective Date (“Company”); and NORAMCO, INC., a Georgia corporation having a place of business at 500 Swedes Landing Road, Wilmington, Delaware 19801 (“Supplier”) (each individually a “Party” and collectively the “Parties”).

WITNESSETH:

WHEREAS, Company wishes to purchase the Products for incorporation into certain finished dosage form pharmaceuticals for human use; and

WHEREAS, Supplier has the experience and expertise necessary to perform the Manufacturing Services for, and supply the Products to, Company; and

WHEREAS, Company desires Supplier to perform the Manufacturing Services and to supply such Products to Company; and Supplier desires to perform the Manufacturing Services and to sell such Products to Company, all on the terms and conditions set forth in this Agreement;

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NOW, THEREFORE, in consideration of the mutual covenants and promises set forth herein, the Parties agree as follows:

ARTICLE 1

DEFINITIONS

The following terms, whether used in the singular or plural, shall have the meaning assigned to them below for purposes of this Agreement:

1.1 “ANDA” means abbreviated new drug application as defined in FD&C Act Section 201(aa), as amended from time to time.

1.2 “Affiliate” shall mean any entity or individual which directly or indirectly controls, is controlled by, or is under common control with a Party. An entity shall be regarded as in control of another entity if it owns or directly or indirectly controls at least fifty (50%) of the voting interests of the other entity, or, in the absence of the ownership of at least fifty percent (50%) of the voting interests of an entity, has the power to direct or cause the direction of the management and policies of such entity, as applicable.

1.3 “Agreement” shall have the meaning set forth in the Preamble hereof.

1.4 “API (active pharmaceutical ingredient)” shall mean any substance or mixture of substances intended to be used in the manufacture of drug product and that, when used in the production of a drug, becomes an active ingredient of the drug product. Such substances are intended to furnish pharmacologic activity or other direct effect in the diagnosis, cure, mitigation, treatment or prevention of disease or to affect the structure and function of the body.

1.5 “Applicable Laws” means all laws, statutes, rules, regulations, orders, judgments, injunctions and/or ordinances of any Governmental Agency.

1.6 “Batch Record” shall mean the written procedures for production, process control and testing of the Products designed to assure that the Products has the identity, strength, quality, and purity they purport or are represented to possess and is used to ensure uniformity from batch to batch and compliance with cGMPs.

1.7 “Binding Forecast” shall have the meaning set forth in Section 4.2 hereof.

1.8 “Business Day” means a day other than a Saturday, Sunday or a day that is bank holiday in the United States of America.

1.9 “cGMP” means those practices in the manufacture of pharmaceutical products that are recognized as the current good manufacturing practices by the FDA in accordance with FDA regulations, guidelines, other administrative interpretations, and rulings in connection therewith, including but not limited to those regulations cited in 21 C.F.R. parts 210 and 211, all as they may be amended from time to time.

1.10 “Company Facility” means either Company’s manufacturing facility or other location designated by Company.

1.11 “Contract Manufacturer” means a company selected by Company to perform manufacturing services on behalf of Company.

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1.12 “Confidential Information” shall have the meaning set forth in Section 13.1 hereof.

1.13 “Contract Year” shall mean, for the first year, the period commencing on the Effective Date up to and including December 31 of the same calendar year, and for each year thereafter, shall mean a calendar year beginning on January 1 and ending on December 31.

1.14 “DEA” shall mean the Drug Enforcement Administration of the U.S. Department of Justice, or any successor entity.

1.15 “DMF” means Supplier’s Drug Master File for each Product.

1.16 “Delivery Date” shall mean a date for which delivery of any Product is stated in a Purchase Order given in accordance with the provisions of this Agreement.

1.17 “Effective Date” shall have the meaning set forth in the Preamble hereof.

1.18 “FD&C Act” shall mean the United States Federal Food, Drug and Cosmetic Act, as amended.

1.19 “FDA” shall mean the United States Food and Drug Administration, or any successor entity.

1.20 “Finished Product” means any finished pharmaceutical product in human dosage form that contains any Product and is intended for commercial sale by Company or any Affiliate.

1.21 “Force Majeure Event” shall have the meaning set forth in Section 14.1 hereof.

1.22 “Governmental Agency” means any court, agency, authority, department, regulatory body or other instrumentality of any government or country or of any national, federal, state, provincial, regional, county, city or other political subdivision of any such government or any supranational organization of which any such country is a member, which has competent and binding authority to decide, mandate, regulate, enforce, or otherwise control the activities of the Parties or their Affiliates contemplated by this Agreement, including, without limitation, the FDA and the DEA.

1.23 “Inability to Supply” shall have the meaning set forth in Section 4.4 hereof.

1.24 “Initial Term” shall have the meaning set forth in Section 10.1 hereof.

1.25 “Manufacture” and “Manufacturing Services” means the manufacturing, quality control, quality assurance and stability testing, packaging and related services, as contemplated in this Agreement, required to produce the Products.

1.26 “Manufacturing Process” shall mean any and all processes (or any step in any process) used or planned to be used by Supplier to Manufacture the Products, as evidenced in the Batch Records.

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1.27 “Manufacturing Quota” shall mean the amount of a Product allotted to Supplier by the DEA pursuant to applicable DEA regulations so that that Supplier may manufacture Product.

1.28 “Manufacturing Site(s)” means the facilities, owned and operated by Supplier that are located at ***

1.28 “NDA” shall mean a new drug application filed pursuant to 21 U.S.C. Section 505(b)(1), as amended from time to time.

1.29 “Procurement Quota” means the quota allotted to the Company or the Contract Manufacturer on behalf of the Company by the DEA pursuant to applicable DEA regulations so as to permit shipment of Product from Supplier to the Company or the Contract Manufacturer.

1.30 “Product” or “Products” means the API(s) set forth on Schedule A hereto, as may be modified by mutual agreement of the Parties.

1.31 “Product Prices” shall mean the prices for the Products set forth in Exhibit 1 attached hereto and made a part hereof.

1.32 “Purchase Order” means an order from Company specifying requested Delivery Dates and quantities of the Products to be Manufactured by Supplier.

1.33 “Quality Agreement” shall mean the responsibility for the quality activities related to manufacturing, testing, release, storage and dispatch of API(s)as described in the agreement referenced on Exhibit 2.

1.34 “Raw Material” means, collectively, all excipients, packaging components, raw materials and ingredients required to be used in order to produce the Products.

1.35 “Rolling Forecast” shall have the meaning set forth in Section 4.1 hereof.

1.36 “Scheduled ***” shall mean***

1.37 “Specifications” means the specifications for the Products set forth in Exhibit 3.

1.38 “Third Party” shall mean any person or entity other than Company, Supplier and their respective Affiliates.

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ARTICLE 2

MANUFACTURING SERVICES

2.1 Supplier will perform the Manufacturing Services for, and supply the Products to, Company in accordance with this Agreement. In performing the Manufacturing Services and supplying the Products to Company, Supplier agrees as follows:

(a) Quality Control and Quality Assurance. Supplier will perform the quality control and quality assurance testing as specified in the Quality Agreement. Batch review and release to Company will be the responsibility of Supplier’s quality assurance group. Supplier will perform its batch review and release responsibilities in accordance with Supplier’s standard operating procedures. Each time Supplier ships any Products to Company, it will give Company a certificate of analysis. The form and style of batch documents, including, but not limited to, batch production records, lot packaging records, equipment set up control, operating parameters, and Supplier data printouts, DMFs, Raw Material data, and laboratory notebooks are the exclusive property of Supplier. The Quality Agreement further details the quality assurance obligations and responsibilities of the Parties with respect to the Products and may include other requirements not covered in this Agreement.

(b) Process and Specification Changes.

(i) Supplier Requested Changes. Supplier shall notify Company of proposed changes to the Raw Material, Manufacturing Process, Manufacturing Site(s), or Specification(s) to the extent required to do so by the Quality Agreement. If change notification is required by the Quality Agreement, Company and Supplier shall first discuss what if any costs and/or benefit to the Company of a proposed change. Supplier shall supply Company with samples of Product(s) at no cost to Company which have undergone Manufacturing Process or Specification changes. Supplier shall continue to supply to Company the pre-change Product(s) then in effect, according to and consistent with the terms of this Agreement until approval to implement the proposed change is received by Supplier from Company.

Without limiting the foregoing, Company agrees to implement the changes outlined below by making appropriate regulatory filings at Company’s expense in connection with:

•	***

•	***

•	***

With respect to the second bullet above, Company agrees to accept validated material ***. Should Company, in its sole discretion, warrant that the *** process is not suitable for its Finished Products, Company will be relieved of its obligations to purchase from Supplier, and Supplier shall be relieved of its obligation to supply *** as set forth in this Agreement and a mutually agreeable transition plan will be discussed. Supplier will provide commercially reasonable technical, analytical, and regulatory support, and the filing of changes with the FDA shall not be unreasonably withheld by Company.

(ii) Company Requested Changes. In the event Company desires Supplier to make any changes to the Raw Materials, Manufacturing Process, or Specifications for any Product, Company shall promptly advise Supplier in writing of such request. For the avoidance of doubt, Supplier is under no obligation to make any changes to the Raw

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Materials, Manufacturing Process, or Specifications for any Product, and Supplier shall determine, in its sole discretion, whether to make any Company requested changes. In the event Supplier agrees to assess the possibility of a change to its Raw Materials, Manufacturing Process or Specifications for a Product, it shall conduct a technical review to determine any scheduling, out-of-pocket expenses, capital expenditure costs, and/or other price adjustments caused by any such change. Prior to implementation of any such change, the Parties shall negotiate in good faith in an attempt to reach agreement on (1) the new price for any Product affected by such change, and (2) any other amendments to this Agreement which may be necessitated by such change (e.g., an adjustment to the lead time for Purchase Orders).

(iii) Changes Required by Applicable Law. If Supplier is required to change any Raw Material, Manufacturing Process or the Specification for a Product in order to comply with Applicable Law, Supplier will promptly notify Company of such change and the cost of such change. The costs of any such change shall be equitably allocated by Supplier amongst its then existing customer base.

(c) Technical Data. Supplier shall reasonably provide to Company upon written request, without charge, all statistical, analytical and laboratory testing methods of the Products which it generally utilizes in its business related to specified and other identified impurities, specified and other degradation products identified in stability studies, and any other applicable studies and reports, as needed and required for Company’s NDA(s) or ANDA(s) or other FDA requests and/or requirements, in each case relating to any Finished Product. Supplier shall also provide to Company, upon request, without charge, technical and/or process data generated in the ordinary course in accordance with its standard operating procedures in the Manufacturing of the Products if necessary for the Company to support investigations related to Finished Product or respective Finished Product compliance. Supplier will provide up to *** each of API related impurity standards to support new filings free-of-charge. Supply of reference standards for routine commercial production and testing will be at current list prices.

(d) Raw Materials. Supplier shall purchase and test all Raw Materials as required by cGMP and the Quality Agreement and consistent with Supplier’s DMF(s).

(e) Packaging. Supplier will package the Products in package size quantities as reasonably specified by Company in a manner suitable for safe and lawful shipment.

(f) Validation Activities. Supplier shall prepare the documentation, protocols, and procedures. Supplier shall make documents available on site for audit or review by Company in accordance with the Quality Agreement.

(g) DMFs. Supplier shall maintain all DMF(s) in compliance with FDA regulations and shall make reasonable commercial efforts to update such DMF(s) to accommodate any additional references thereto in any amendments that may be made to Company’s NDA(s) or ANDA(s) or any accompanying supplements. For the avoidance of doubt, Supplier is under no obligation to make any changes to a DMF absent mutual agreement. Supplier shall furnish Company with a Letter of Authorization granting Company permission to cite the Supplier’s DMF in filings.

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(h) Customer Specific Specifications. The Parties agree and acknowledge that as of the Effective Date, as described in the cover page to the Specifications included in Exhibit 3, ***

ARTICLE 3

COMPANY’S OBLIGATIONS

3.1 Payment. Company will pay Supplier for performing the Manufacturing Services according to the Product Prices specified in Exhibit 1.

3.2 Purchasing Requirement. Company shall purchase from Supplier, and Supplier shall supply to Company, in each case in accordance with the terms and conditions of this Agreement, including but not limited to compliance with forecasting and manufacturing and procurement quota provisions herein, the volume of Product(s) on an annual basis as indicated in the attached Addendum A to Exhibit 1. Following each Contract Year, at Supplier’s written request, Company shall deliver written confirmation from an officer of Company who is a vice president or higher that it has complied with the purchase commitments set forth on Addendum A for each Product for that Contract Year.

ARTICLE 4

FORECASTS

4.1 Initial and Rolling Forecast. Upon execution of this Agreement, Company shall deliver to Supplier a *** month forecast indicating its reasonable estimate of volume for each of the Products that Company intends to request Supplier to Manufacture for each of the ***calendar months after the Effective Date (the “Initial Forecast”). The Initial Rolling Forecast shall be updated *** by the Company with a *** (except as set forth in Section 4.2 below) *** month forecast delivered to Supplier by the tenth (10th) Business Day prior to the start of the next month (each a “Rolling Forecast”).

In accordance with Section 4.2 below, the quantity of each Product for months *** of any Rolling Forecast are fixed and once an amount is fixed in the *** month of a Rolling Forecast, it *** except as may be mutually agreed to by Supplier and Company.

In addition, with respect to the Initial Forecast and each Rolling Forecast, Supplier may within five (5) days of receipt thereof, notify the Company that it will not be able to meet Company’s anticipated demand as reflected for the *** month for any Product. In such event, the Parties shall promptly meet to discuss in good faith to revise such Rolling Forecast to be resubmitted by Company to Supplier with amounts mutually acceptable to both Parties. The Parties agree that they will meet no less than *** per calendar year to discuss long range forecast and assess Supplier’s ability to meet demand.

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4.2 Binding Forecast. The first ***(***) months of each Rolling Forecast shall be a binding commitment on the Company and Supplier, subject in each case to availability of Procurement Quota and Manufacturing Quota as set forth in Article 15 (each a “Binding Forecast”), and Company shall deliver a Purchase Order with respect thereto pursuant to Article 5. With respect to any Rolling Forecast submitted hereunder, the quantity of Product(s) that becomes a binding commitment with respect to the *** (***) month in such Rolling Forecast may not deviate by more than *** (***) from the quantity of Product(s) forecast for the same in the *** (***) month in the immediately prior Rolling Forecast as submitted, or resubmitted and agreed to, as set forth in the immediately preceding paragraph. The amount of Products forecasted for the remaining months of each Rolling Forecast are for planning purposes and shall not constitute a commitment to supply or purchase Product (it being understood that amounts forecasted in a Rolling Forecast shall eventually become binding under this Section 4.2 in accordance with the forecasting requirements of Section 4.1).

4.3 Forecast Upside. Company may, at its discretion, include a forecasted upside within a Binding Forecast. Such forecasted volumes may be used by Supplier for planning purposes and shall not constitute a commitment to Manufacture or purchase Product.

4.4 Inability to Supply. In the event that Supplier determines that it may not be able to deliver Product in accordance with its obligations under this Agreement, Supplier shall promptly notify Company thereof. Supplier shall use reasonable commercial efforts to prevent the interruption of supply of Product to Company. Supplier shall, within *** (***) Business Days, notify Company in writing if and when Supplier determines that it will not be able to satisfy the quantities and/or Delivery Dates of a Purchase Order given in accordance with the terms of this Agreement (any such inability on behalf of Supplier other than as a result of a failure to obtain Manufacturing Quota which is addressed in Section 15 is hereinafter an “Inability to Supply”).

In the event of an Inability to Supply, Company may ***.

In the event of an Inability to Supply (i) if Company has not canceled the Purchase Order, Supplier shall fulfill Purchase Orders with such quantities of Product as are available in accordance with Section 4.7; and (ii) unless and until such Inability to Supply is remedied, Company shall be relieved from its obligations under this Agreement to (A) *** and (B) ***. Nothing in this Section 4.4 shall relieve Supplier or Company of any other obligation or liability under this Agreement.

4.5 Non-compliance Events and Events Where Product Meets Specifications. Upon the occurrence of a Non-compliance Event (as defined below) with respect to a Product, in addition to any other rights or remedies Company may have hereunder, at law or in equity, and unless and until such Non-compliance Event is remedied, Company shall be relieved from its obligations under this Agreement to (A) purchase any quantities of that Product subject to any outstanding Purchase Orders, and (B) submit any further Purchase Orders for that Product. Nothing in this Section shall relieve Supplier or Company of any obligation or liability under this Agreement.

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For purposes of this Agreement, a “Non-compliance Event” shall mean the failure of any batch of Product to comply, at the time of delivery to Company, with the Specifications or cGMPs.

In addition, in the event that a Finished Product does not meet its applicable specifications (and as a result of an on-going or completed investigation conducted in accordance with the Quality Agreement, and the potential root cause or root cause for the Finished Product not meeting its applicable specifications results (or the investigation reasonably suggests results) from the Product notwithstanding the fact that the Product met Specifications and cGMP(s), then Company may upon thirty (30) days advance written notice source Product from an alternate supplier as provided for under Section 4.6 below. The Company will be temporarily relieved from its minimum purchase requirements provided that (A) the Company shall diligently cooperate with Supplier under Section 2.1 (b) (ii) to allow for changes to Raw Materials, Manufacturing Process, or Specifications for such Product and/or take reasonable commercial actions to modify the raw materials, manufacturing process or specifications for such Finished Product so as to permit the Company to resume the purchase of such Product and (B) such root cause determination does not result from a change in the Company’s Finished Product specifications.

4.6 Alternate Suppliers. Without prejudice to Section 3.2, nothing in this Agreement shall prevent, prohibit or restrict Company from purchasing the Products from any Third Party.

4.7 Allocation. If at any time Supplier is unable for any reason, including, without limitation, a Force Majeure Event, to supply a Product to Company in the quantities required under outstanding Purchase Orders, then Supplier shall allocate among Company, Supplier’s other customers, and Supplier (including Affiliates of Supplier) its entire supply of such Product in a fair and equitable manner.

ARTICLE 5

PURCHASE OF PRODUCT; DELIVERIES

5.1 Purchase Orders. Except to the extent the Parties may otherwise agree with respect to a particular shipment, the Products shall be ordered by Company pursuant to written Purchase Orders consistent with the forecasts as described in Sections 4.1 and 4.2 above, which shall be sent to Supplier not less than *** (***) days prior to the Delivery Dates specified in such Purchase Orders. Any Purchase Order requesting quantities of any Product that is consistent with a properly delivered Rolling Forecast shall be deemed accepted by Supplier. If a Purchase Order is for a quantity in excess of the amount set forth in a properly delivered Rolling Forecast, then Supplier shall be deemed to have accepted such Purchase Order amount up to the proper amount, and any amount in excess thereof shall be accepted only upon written acknowledgment by Supplier that it agrees to supply the additional amount. Once accepted by Supplier, a Purchase Order is firm and may not be cancelled or modified without the consent of both Parties.

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Each Purchase Order must be submitted with either (i) a certificate of available Procurement Quota or a completed DEA Form 222 on a Product by Product basis or (ii) specify on a Product by Product basis the amounts that are contingent upon receipt of available Procurement Quota. In the event that Company specifies that all or a portion of any Product submitted for a Purchase Order is contingent upon receipt of Procurement Quota by it of its Contract Manufacturer, only the portion of such Purchase Order for which Procurement Quota is available shall be binding upon Supplier, and with respect to any portion of such Purchase Order for which Procurement Quota is not available, the supply and purchase thereof, including but not limited to delivery dates, shall be subject to Article 15.

5.2 Purchase Quantities.

(a) Each Purchase Order shall specify the quantity of each Product being ordered. Quantities actually shipped pursuant to a given Purchase Order may vary from the quantities reflected in such Purchase Order by up to *** (***%) and still be deemed to be in compliance with such Purchase Order, unless a different quantity is otherwise agreed to by Company prior to shipment (i.e. to maintain batch integrity); provided that Company shall only be invoiced and required to pay for the quantity of the Product which Supplier actually delivers to Company. Changes to Delivery Dates are acceptable so long as they fall within the range of *** (***) business days early and *** (***) business days late. Dock appointments shall be requested at least forty-eight (48) hours prior to planned delivery.

5.3 Adjustments to Forecasts and Purchase Orders. Should any Purchase Order either seek to purchase any Product in amounts in excess of the properly forecasted amount, or should Company desire to increase the amount of any Product to be Manufactured pursuant to any already-accepted Purchase Order, then Supplier shall use reasonable commercial efforts to comply with such requested changes. For the avoidance of doubt, Supplier shall not be liable to Company for any decision not to supply such additional requested amount.

Should Supplier determine that it would incur costs in excess of the normal costs of Manufacturing to accommodate Company’s request to supply an additional amount of Product as set forth above, then Supplier shall notify the Company in advance of agreeing to supply such additional amount and what the additional cost would be. If Company declines to pay such costs, then Supplier shall not supply such additional amount.

5.4 Delivery Terms. The terms of delivery for the Product(s) shall be *** (ICC Incoterms 2010). Title and risk of loss and/or damage to the Product(s) shall pass to ***. All Product(s) shall be properly prepared for safe and lawful shipment by Supplier, shall be shipped to the Company Facility via the common carrier mutually agreed upon by the Parties, and shall be accompanied by appropriate transportation and other agreed upon documentation. Supplier shall make all arrangements for shipping per the agreed upon carrier. No products of any Third Party shall be shipped with the Products unless mutually agreed upon between Supplier and Company prior to shipment.

5.5 Key Performance Indicators. The Parties have agreed upon key performance indicators (“KPIs”) that will be tracked on a monthly basis and reviewed to ensure consistent performance. The details relating to such KPIs are attached as Exhibit 5.

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ARTICLE 6

PRICE; CREDIT; ADDITIONAL PAYMENTS

6.1 Price. For all Products which are the subject of Purchase Orders submitted by Company hereunder, Company shall pay to Supplier the Product Prices set forth in Exhibit 1 hereto, and such Product Prices shall not be modified or amended at any time while this Agreement is in effect. ***.

6.2 Credit. Concurrent with the execution and delivery of this Agreement, Company shall receive a credit of ***($***) to be applied to future purchases of Products; provided that such credit must be used within *** (***) *** of the Effective Date.

6.3 Taxes. The Product Prices do not include sales, use, consumption, or excise taxes of any taxing authority. The amount of such taxes, if any, will be added to the Product Prices in effect at the time of shipment thereof and shall be reflected in the invoices submitted to Company by Supplier pursuant to this Agreement. Company shall pay the amount of such taxes to Supplier in accordance with the payment provisions of this Agreement.

6.4 Method of Payment. At the time the Products are shipped to Company, Supplier shall invoice Company, and Company shall pay all correct invoices within sixty (60) days of the date thereof. All payments due hereunder shall be sent at the times set forth herein to such accounts as Supplier, may designate in writing from time to time in accordance with the notice provisions contained in Section 18.7 hereof.

ARTICLE 7

RECALLS

7.1 Control of Recall. All recalls of any Finished Product and FDA contacts relating to any such recalls shall be the responsibility of, and under the control of, Company. Company shall notify the FDA and any foreign regulatory agencies of any recall, and shall be responsible for coordinating all necessary activities regarding the action taken. In the event that either Party has reason to believe that any Product should be recalled or withdrawn from distribution, such Party shall promptly inform the other in writing prior to taking any such action. Company shall have the responsibility for making the final decision regarding any recall, withdrawal or field correction relating to any Finished Product. All Finished Product recalls shall be at ***, except as specified in Section 7.2.

7.2 Supplier Fault. If any Finished Product is recalled as a result of Supplier’s breach of this Agreement, then Supplier shall, subject to the limitation of liability provisions set forth herein, reimburse Company for all documented direct expenses incurred by Company or its Affiliates to the extent of Supplier’s responsibility for such recall. Company shall give Supplier prompt written notice of any Finished Product recall that Company believes was caused or may

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have been caused by Supplier’s breach of this Agreement. The “direct expenses” of a recall shall mean the expenses of notification and destruction or return of the recalled Finished Product. Supplier shall further reimburse Company for the purchase price of the Product used in such Finished Product.

ARTICLE 8

REPRESENTATIONS AND WARRANTIES;DISCLAIMER;INFRINGEMENT; RESERVATION OF RIGHTS

8.1 Representations and Warranties of Supplier.

(a) Supplier represents and warrants to Company that the Products, at the time of delivery to Company shall: (i) conform to the Specifications, as then in effect; (ii) have been Manufactured in compliance with all Applicable Laws and in accordance with cGMPs and (iii) shall have not have exceeded the minimum shelf life, as mutually agreed upon by Supplier and Company.

(b) Other than with respect to the ***, Supplier further represents and warrants that as of the Effective Date, it has not received written notice from a Third Party asserting that Supplier’s Product or the Manufacturing Process of a Product infringe a claim of a patent owned or controlled by such party.

(c) With respect to the ***, Supplier represents that as of the Effective Date, to the best of Supplier’s knowledge and belief, *** *** ***.

8.2. Representations and Warranties of both Parties. Each Party represents and warrants that: (i) it shall comply in all material respects with all Applicable Laws applicable to the conduct of its business pursuant to this Agreement, including, but not limited to, the FD&C Act and (ii) all corporate action on the part of such Party and its officers and directors necessary for the authorization, execution and delivery of this Agreement and the performance of its obligations hereunder has been taken. In furtherance of the foregoing, neither Party shall perform any actions that are prohibited by local and other anti-corruption laws (including the U.S. Foreign Corrupt Practices Act, collectively “Anti-Corruption Laws”) that may be applicable to one or both parties to this Agreement. Without limiting the foregoing, neither Party shall make any payments, or offer or transfer anything of value, to any government official or government employee, to any political party official or candidate for political office or to any other Third Party related to the transaction in a manner that would violate Anti-Corruption Laws.

8.3 Disclaimer. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS OR EXTENDS ANY WARRANTIES OF

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ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT.

8.4 Alleged Infringement. If subsequent to the Effective Date, Supplier’s Product or process of manufacture of a Product becomes or is likely to become the subject of an infringement claim or action except with respect to a ***, Supplier may at its sole option: (i) procure the right to use the applicable intellectual property in the process for manufacture of such Product; (ii) modify the process of manufacture; or (iii) if, in Supplier’s opinion, neither (i) nor (ii) above are commercially reasonable, Supplier may terminate Supplier’s obligations (and the Company’s rights) hereunder with respect to such Product.

Allegations of *** with respect to any of the *** shall be governed by Section 12.7.

8.5 Reservation of Rights. All rights to and interests in Supplier’s and its Affiliates’ intellectual property, including any improvements thereto, will remain solely with Supplier and its Affiliates and no right or interest therein is transferred or granted to Company except as expressly provided for herein. Company agrees that it does not acquire a license or any other right to Supplier or its Affiliate’s intellectual property or improvements thereto. Without limiting the foregoing, Supplier and its Affiliates expressly reserve all patent rights directed to end products or to API(s) in combination with excipients or other active pharmaceutical ingredients, including but not limited to therapeutic uses and drug delivery technology.

ARTICLE 9

CO-OPERATION

9.1 Governmental Agencies. Each Party may communicate with any Governmental Agency regarding the Products or Finished Products if, in the opinion of that Party’s counsel, the communication is necessary to comply with the terms of this Agreement or the requirements of any Applicable Law. Unless, in the reasonable opinion of such Party’s counsel, there is a legal prohibition against doing so, a Party will permit the other Party to accompany and take part in any communications with any such Governmental Agency, and to receive copies of all communications to or from such Governmental Agency.

9.2 Records and Accounting by Supplier. Supplier will keep records of the Manufacture, testing, and shipping of the Products, and retain samples of the Products as are necessary to comply with Applicable Law and in accordance with the Quality Agreement. Copies of the records and samples will be retained according to either Supplier’s policies or as required by Applicable Law.

9.3 Inspection. In accordance with the Quality Agreement, Company may inspect the Manufacturing Sites, Supplier facilities, reports, and records relating to this Agreement during normal business hours and with reasonable advance notice. The right of inspection provided in this Section 9.3 does not include a right to access or inspect Supplier’s financial records.

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9.4 Access. In accordance with the Quality Agreement, Supplier will give Company access, together with Supplier representatives, to the Manufacturing Sites in which the Products are Manufactured, stored, handled, or shipped so as to permit Company to verify that the Manufacturing Services are being performed in accordance with the Specifications, cGMPs, the DMFs and Applicable Laws.

9.5 Notification of Regulatory Inspection Action. In accordance with the Quality Agreement, Supplier will notify Company of findings from an inspection by any Governmental Agency that specifically relate to the quality of the Products. Supplier will also notify Company of receipt of any Form 483s or Warning Letters or any other significant regulatory action which Supplier’s quality assurance group determines could impact the regulatory status of the Products.

ARTICLE 10

TERM; TERMINATION

10.1 Term. Unless sooner terminated pursuant to the terms hereof, the term of this Agreement shall commence on the Effective Date and shall continue until four (4) years from the Effective Date (the “Initial Term”). Thereafter, this Agreement automatically renews for additional terms of one year each, unless written notice of termination is given by any Party to the other at least *** (***) *** prior to the expiration of the Initial Term or completion of a renewal year as the case may be.

10.2 Termination by Mutual Agreement. This Agreement may be terminated at any time upon mutual written agreement between the Parties.

10.3 Termination for Default; Finished Product Withdrawal.

(a) Default. This Agreement may be terminated by either Party in the event of the material breach or default by the other Party of the terms and conditions hereof; provided that the other Party shall first give to the defaulting Party written notice of the proposed termination or cancellation of this Agreement, specifying the grounds therefor. Upon receipt of such notice, the defaulting Party shall have thirty (30) days to respond by curing such default; or by delivering to the other Party a certificate that such breach is not capable of being cured within such thirty (30) days and that the breaching Party is working diligently to cure such breach; but in no event shall the time period for curing such breach exceed an additional thirty (30) days. If the breaching Party does not so respond or fails so to work diligently and to cure such breach within the additional time set forth above, then the other Party may either suspend this Agreement indefinitely or terminate this Agreement. Termination of this Agreement pursuant to this Section 10.3(a) shall not affect any other rights or remedies which may be available to the non-defaulting Party.

(b) Finished Product Withdrawal; Judicial Holding. Schedule A of this Agreement will automatically be updated to delete a particular Product without any further action by either Party if all Finished Products containing such Product are either withdrawn as a result of FDA actions or voluntarily withdrawn by Company. In addition, upon written notice from Supplier to Company, Schedule A of this Agreement may be updated to delete a particular Product without any further action by either Party if a court or other judicial body determines that such Product infringes a third party’s patent.

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10.4 Bankruptcy; Insolvency. Either Party may terminate this Agreement upon the occurrence of either of the following:

(a) the entry of a decree or order for relief by a court having jurisdiction in respect of the other Party in an involuntary case under the Federal Bankruptcy Code, as now constituted or hereafter amended, or under any other applicable federal or state insolvency or other similar law and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days; or

(b) the filing by the other Party of a petition for relief under the Federal Bankruptcy Code, as now constituted or hereafter amended, or any other applicable federal or state insolvency or other similar law.

10.5 Expiration; Termination; Consequences.

(a) Upon expiration or termination of this Agreement, whichever is sooner (but in the case of termination, only if directed by the terminating Party in the notice of termination), Supplier shall Manufacture and ship, and Company shall purchase in accordance with the provisions hereof, any and all amounts of Products subject to Purchase Orders submitted pursuant to this Agreement prior to the date on which such notice is given; provided that, upon termination due to withdrawal of all Finished Product(s) for a specific Product as described above, Company shall no longer be obligated to such Purchase Orders and shall have no obligation to purchase any further amounts of the applicable Product from Supplier or to comply with the purchase requirement pursuant to Section 3.2 hereof.

(b) Any expiration or termination of this Agreement does not release the Parties from liabilities or obligations accrued as of the date thereof. The obligations undertaken by each Party under with respect to Indemnification; Limitations of Liability and Claims, Confidentiality (for the period provided therein), Reservation of Rights, Notices and Dispute Resolution survive termination and/or expiration of this Agreement.

ARTICLE 11

CLAIMS

11.1 Claims. In the event that any Product delivered to a Company Facility fails to conform with any warranty set forth herein, Company shall inform Supplier of Product rejection by giving written notice (a “Deficiency Notice” ) to Supplier within thirty (30) days after Company’s receipt of such Product, the certificate of analysis, and other quality assurance documents required by the Quality Agreement; provided however that in the event that Company could not have reasonably discovered such non-conformity upon proper physical inspection and standard testing of Product promptly upon receipt of such Product, then for a period of up to six

API Supply Agreement – EXECUTION VERSION	15

months after receipt of a Product, a Deficiency Notice may be given within ten (10) days of the Company’s discovery of such non-conformity. Any Deficiency Notice given hereunder shall specify the manner in which the Product fails to meet the Specifications, cGMPs or Applicable Laws. Following an investigation conducted in accordance with the Quality Agreement, if Company and Supplier fail to agree as to whether any Products identified in the Deficiency Notice deviate from the Specifications, cGMPs or Applicable Laws, then the Parties shall mutually select an independent laboratory or Third Party expert to evaluate if the Products deviated from the Specifications, cGMPs or Applicable Laws. The determination of conformance by such laboratory (or Third Party expert) with respect to all or part of such Product will be final and binding on all Parties absent manifest error. The fees and expenses of the laboratory (or Third Party expert) incurred in making such determination will be paid by Supplier, if the determination is made against Supplier or by Company, if the determination is made against Company.

11.2 Disposition of Nonconforming Product. In any case where Company makes a claim against Supplier with respect to damaged or otherwise nonconforming Product, Company shall not dispose of such Product without written authorization and instructions of Supplier either to dispose of the Product or to return the Product to Supplier.

ARTICLE 12

INDEMNIFICATION AND INSURANCE

12.1 Indemnification by Company. Company shall indemnify, defend and hold Supplier, its Affiliates and their respective directors, officers, employees, agents, successors and assigns, harmless from and against any damages, judgments, claims, suits, actions, liabilities, costs and expenses (including, but not limited to, reasonable attorneys’ fees) resulting from any Third Party claims or suits or government investigations arising out of: (i) the use, handling, distribution, marketing or sale of any Finished Product; (ii) Company’s breach of this Agreement; or (iii) Company’s negligent act or omissions or willful misconduct (in each case except to the extent caused by Supplier’s breach of this Agreement, or its negligent acts or omissions or willful misconduct).

12.2 Indemnification by Supplier. Supplier shall indemnify, defend and hold Company, its Affiliates and their respective directors, officers, employees, agents, successors and assigns harmless from and against any damages, judgments, claims, suits, actions, liabilities, costs and expenses (including, but not limited to reasonable attorneys’ fees) resulting from any Third Party claims or suits or government investigations arising out of either: (i) Supplier’s breach of this Agreement or (ii) Supplier’s negligent acts or omissions or willful misconduct (in each case except to the extent caused by Company’s breach of this Agreement, or its negligent acts or omissions or willful misconduct); provided however that any Third Party claim or suit regarding any of the *** shall be governed by Section 12.7.

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12.3 Indemnification Procedures. A Party (the “Indemnitee”) which intends to claim indemnification under this Article 12 shall promptly notify the other Party (the “Indemnitor”) in writing of any action, claim or other matter in respect of which the Indemnitee or any of its Affiliates, or any of their respective directors, officers, employees or agents intend to claim such indemnification providing reasonable details of the nature of the event and basis of the indemnity claim and further expressly stating therein that it is seeking indemnity pursuant to this Agreement. For the avoidance of doubt, and without prejudice to the Indemnitee’s obligation to give prompt written notice, an Indemnitor’s knowledge of events or circumstances pursuant to which an Indemnitee might seek indemnification, including but not limited to correspondence between the Parties regarding a matter but for which indemnity is not expressly sought, shall not constitute the notice required by this provision, and any attorneys, experts or consultant fees or expenses incurred by an Indemnitee prior to proper notice shall be the sole responsibility of such Party; provided that the failure to provide such notice within a reasonable period of time shall not relieve the Indemnitor of any of its obligations hereunder except to the extent the Indemnitor is prejudiced by such failure. The Indemnitee, its Affiliates, and their respective directors, officers, employees and agents shall cooperate fully with the Indemnitor and its legal representatives in the investigation, negotiation, settlement and defense of any action, claim or other matter covered by this indemnification. The Indemnitor shall control any such investigation, negotiation, settlement and defense, and shall have the right to select counsel with respect thereto, provided that the Indemnitor shall promptly notify the Indemnitee of all developments in the matter. In no event shall the Indemnitor or Indemnitee settle any such matter without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed; nor shall the non-consenting Party be bound by any such settlement provided, however, that the Indemnitor shall have no obligation to obtain the consent to any settlement that does not impose on the Indemnitee any liability or obligation. The Indemnitee shall have the right, but not the obligation, to be represented by counsel of its own selection at its own expense.

12.4 Limitation of Liability and Claims. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR INCIDENTAL, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES, INCLUDING, BUT NOT LIMITED TO, ANY CLAIM FOR DAMAGES BASED UPON LOST PROFITS OR LOST BUSINESS OPPORTUNITY, WHETHER IN CONTRACT, WARRANTY, NEGLIGENCE, TORT, STRICT LIABILITY OR OTHERWISE EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY THEREOF, EXCEPT TO THE EXTENT THAT SUCH DAMAGES ARE AWARDED TO A THIRD PARTY IN A CLAIM AGAINST AN INDEMNITEE FOR WHICH AN INDEMNITOR IS RESPONSIBLE FOR INDEMNIFICATION HEREUNDER AND FOR WHICH THE INDEMNIFICATION PROCEDURES WERE PROPERLY FOLLOWED BY INDEMNITEE. IN NO EVENT SHALL SUPPLIER’S MAXIMUM LIABILITY TO COMPANY UNDER THIS AGREEMENT, INCLUDING ANY AND ALL RECALL OR INDEMNITY OBLIGATIONS EXCEED *** ($***).

12.5 Insurance. Each Party shall maintain during the performance of this Agreement the following insurance or self-insurance in amounts no less than that specified for each type:

(a) General liability insurance with combined limits of not less than $*** per occurrence and $*** per accident for bodily injury, including death, and property damage;

API Supply Agreement – EXECUTION VERSION	17

(b) Worker’s compensation insurance in the amounts required by the law of the state(s) in which such Party’s workers are located and employer’s liability insurance with limits of not less than $*** per occurrence;

(c) In the event that the use of a Supplier-owned motor vehicle is required in the performance of this Agreement, automobile liability insurance with combined limits of not less than $*** per occurrence and $*** per accident for bodily injury, including death, and property damage is required; and

(d) Product liability insurance with limits not less than $***.

12.6 Evidence of Insurance. Each Party shall provide the other with evidence of its insurance. Each Party shall provide to the other thirty (30) days, prior written notice of any cancellation or change in its coverage.

12.7 Special Provision regarding Scheduled Patents.

(a) Notwithstanding anything to the contrary in this Article 12, Supplier shall defend Company and its directors, officers, employees, agents, successors and assigns against any Third Party claims or suits brought with respect to any of the *** to Company by Supplier hereunder or ***. In the event of such a Third Party claim or action, Company shall promptly notify Supplier in writing thereof. Supplier shall control the investigation, negotiation, settlement and defense, and shall have the right to select counsel with respect thereto. Company shall have the right, but not the obligation, to be represented by counsel of its own selection provided that it shall be solely responsible for any attorneys fees or expenses incurred by it. Company and its directors, officers, employees and agents shall cooperate fully, at their own expense, with Supplier and its legal representatives in the investigation, negotiation, settlement and defense of any claim or suit covered by this Section 12.7. In no event shall Supplier settle any such matter without the prior written consent of Company, which consent shall not be unreasonably withheld or delayed; provided, however, that Supplier shall have no obligation to obtain the consent to any settlement that does not impose on Company any liability or obligation. Company shall have the right, but not the obligation, to take over control of the investigation, negotiation, settlement and defense, and to select counsel with respect thereto. If Company exercises its right to take such control, Supplier shall be relieved of its indemnity obligations provided for under this Section 12.7(a).

(b) Upon Supplier’s written request, Company shall diligently cooperate with Supplier to *** *** in accordance with ***.

(c) During such time as the negotiations or defense of any suit or claim under this Section 12.7 is pursued, Supplier shall, at Company’s written request, continue to supply *** under the *** to Company as provided for in this Agreement for so long as Supplier continues ***. Any decision by Company to incorporate such *** ***, and any damages, losses, expenses or judgments with respect thereto arising from claims or suits related to any of the *** shall be at the sole risk and liability of Company except that, notwithstanding Supplier’s belief in Section 8.1(c), Supplier shall be responsible for the initial *** ($***) (inclusive of any costs and expenses (including, but not limited to, reasonable attorneys’ fees) incurred by Supplier in the defense of such claims or suits) of any such liability imposed upon Company.

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(d) In the event that Supplier determines to cease *** under the ***, Supplier shall give Company not less than twelve (12) months advance written notice thereof, to the extent practical and allowed by law, and each Party’s rights and obligations with respect to *** under this Agreement shall terminate on the specified date.

ARTICLE 13

CONFIDENTIALITY

13.1 Each of Company and Supplier agrees not to publish, disclose or use for any purpose other than its performance hereunder any of the other Party’s confidential or proprietary information, including, without limitation, information stored on audio or video tapes and disks, or information or knowledge visually acquired by or generated by Company or Supplier personnel in the form of written notes and memoranda memorializing information or knowledge acquired visually, aurally or orally as might be the case, in the course, for example, of one Party’s inspection of the other’s Manufacturing or Product records (collectively, “Confidential Information”).

13.2 Each Party shall limit disclosure of Confidential Information received hereunder to only those of its (or its Affiliates’) officers and employees who are directly concerned with the performance of this Agreement. Each Party shall advise such officers or employees upon disclosure of any Confidential Information to them of the confidential nature of the Confidential Information and the terms and conditions of this Article 13, and shall use all reasonable safeguards to prevent unauthorized disclosure of the Confidential Information by such officers and employees.

13.3 Both Parties agree that the following shall not be considered Confidential Information subject to this Agreement:

(a)	information that is in the public domain by publication or otherwise, provided that such publication is not in violation of this Agreement or any other confidentiality agreement;

(b)	information that the receiving Party can establish in writing was in the receiving Party’s possession prior to the time of disclosure by the disclosing Party and was not acquired, directly or indirectly, from the disclosing Party;

(c)	information that the receiving Party lawfully receives from a Third Party; provided that such Third Party was not obligated to hold such information in confidence; and

API Supply Agreement – EXECUTION VERSION	19

(d)	information that, prior to the disclosing Party’s disclosure thereof, was independently developed by the receiving Party without reference to any Confidential Information as established by appropriate documentation;

Notwithstanding the foregoing, a Party may disclose Confidential Information that the receiving Party is compelled to disclose by a court, administrative agency, or other tribunal; provided that in such case the receiving Party shall immediately give as much advance notice as feasible to the disclosing Party to enable the disclosing Party to exercise its legal rights to prevent and/or limit such disclosure. In any event, the receiving Party shall disclose only that portion of the Confidential Information that, in the opinion of the receiving Party’s legal counsel, is legally required to be disclosed and will exercise reasonable commercial efforts to ensure that any such information so disclosed will be accorded confidential treatment by said court, administrative agency or tribunal.

13.4 All Confidential Information shall remain the property of the disclosing Party. At the termination of this Agreement upon the request of the disclosing Party, a receiving Party shall immediately return or destroy any of the other Party’s Confidential Information in its possession, custody or control, except that it may keep one (1) copy for archival purposes.

13.5 Each Party acknowledges and expressly agrees that the remedy at law for any breach by it of the terms of this Article 13 may be inadequate and that the full amount of damages which would result from such breach may not be readily susceptible to being measured in monetary terms. Accordingly, in the event of a breach or threatened breach by either Party of this Article 13, the other Party shall be entitled to seek immediate injunctive relief prohibiting any such breach and requiring the immediate return of all Confidential Information. The remedies set forth in this Section 13.5 shall be in addition to any other remedies available for any such breach or threatened breach, including the recovery of damages from the breaching Party.

13.6 The terms and conditions of this Agreement, but not the fact of its existence, shall constitute Confidential Information of the Parties, except that either Party may disclose such terms and conditions to its Affiliates in accordance with Section 13.2 hereof and to the extent required by a Party’s obligations to any Governmental Agency under Applicable Law.

ARTICLE 14

FORCE MAJEURE

14.1 Effects of Force Majeure. Neither Party shall be held liable or responsible for failure or delay in fulfilling or performing any of its obligations under this Agreement in case such failure or delay is due to any condition beyond the reasonable control of the affected Party including, without limitation, Acts of God, Government/FDA actions or guidance, strikes or other labor disputes, war, riot, earthquake, tornado, hurricane, fire, civil disorder, explosion, accident, flood, sabotage, lack of or inability to obtain adequate fuel, power, materials, labor, containers, transportation, supplies or equipment, breakage or failure of machinery or apparatus,

API Supply Agreement – EXECUTION VERSION	20

national defense requirements, or supplier strike, lockout or injunction (a “Force Majeure Event”). Such excuse shall continue as long as the Force Majeure Event continues, provided that Company may cancel without penalty affected Purchase Orders in the event Supplier is unable to fulfill an outstanding Purchase Order within ninety (90) days of its scheduled Delivery Date due to a Force Majeure Event. Upon cessation of such Force Majeure Event, Supplier shall promptly resume performance on all Purchase Orders which have not been terminated.

14.2 Notice of Force Majeure Event. In the event either Party is delayed or rendered unable to perform due to a Force Majeure Event, the affected Party shall give notice thereof and its expected duration to the other Party promptly after the occurrence of the Force Majeure Event; and thereafter, the obligations of the affected Party will be suspended during the continuance of the Force Majeure Event. The affected Party shall take commercially reasonable steps to remedy the Force Majeure Event with all reasonable dispatch, but such obligation shall not require the settlement of strikes or labor controversies on terms unfavorable to the affected Party.

ARTICLE 15

MANUFACTURING QUOTA AND PROCUREMENT QUOTA

15.1 Manufacturing Quota. It is the sole responsibility of Supplier, and Supplier shall use commercially reasonable efforts, to obtain Manufacturing Quota for Products provided that Company shall reasonably cooperate with the Supplier to assist Supplier in obtaining Manufacturing Quota.

15.2 Procurement Quota. It is the sole responsibility of Company, and Company shall use commercially reasonable efforts, to obtain Procurement Quota for Products provided that Supplier shall reasonably cooperate with Company to assist Company in obtaining Procurement Quota.

15.3 Failure to Obtain Quota. Each Party shall use commercially reasonable efforts to prepare and plan for the supply and purchase of Product against Purchase Orders given in accordance with the Rolling Forecasts in anticipation of each Party receiving applicable quota from the DEA. However, in the event that a Party has not obtained the necessary Manufacturing Quota or Procurement Quota, as the case may be, to allow it to perform its obligations under this Agreement, such Party shall immediately inform the other Party in writing. In the event that there is not sufficient Manufacturing Quota or Procurement Quota with respect to a Purchase Order for a Product at the time such Purchase Order is delivered by the Company to Supplier pursuant to Article 5, the Parties shall promptly meet to discuss the prospects and timing of receipt of necessary Manufacturing Quota or Procurement Quota, as the case may be. Until such time as the necessary Manufacturing Quota or Procurement Quota has been received, ***. Each Party shall keep the other advised of developments with respect to the receipt of the necessary quota. As soon as pending Procurement Quota or Manufacturing Quota is in fact received, the receiving Party shall promptly notify the other Party, and the Parties shall promptly meet to coordinate on an Delivery Date for such Product. Notwithstanding the foregoing, in the event that the pending Manufacturing Quota or Procurement Quota is not received (*** of the

API Supply Agreement – EXECUTION VERSION	21

applicable Purchase Order, then the Party not experiencing the quota deficit with respect to such Purchase Order may, but is not required to, *** to the other Party (e.g. the Party which has been unable to obtain quota). The effect of such *** shall be that each Party’s obligations with respect to purchase and supply of Product under that specific Purchase Order is *** (it being understood that (A) Company shall not be *** in the event that Company was unable to obtain Procurement Quota and (b) Company’s minimum purchase requirement will be *** if Supplier fails to secure Manufacturing Quota).

ARTICLE 16

PRESS RELEASES; USE OF NAMES

16.1 Press Releases. Any press release, publicity or other form of public written disclosure related to this Agreement prepared by one Party shall be submitted to the other Party prior to release for approval, which approval shall not be unreasonably withheld or delayed by such other Party; provided that Company and Supplier may announce the signing of this Agreement in their quarterly results release and in any other filing such Party is required to make under Applicable Laws without prior approval.

16.2 Use of Names. Except as expressly provided or contemplated hereunder and except as otherwise required by Applicable Law, no right is granted pursuant to this Agreement to either Party to use in any manner the trademarks or name of the other Party, or any other trade name, service mark, or trademark owned by or licensed to the other Party in connection with the performance of this Agreement. Notwithstanding the above, as may be required by Applicable Law, Company, Supplier and their respective Affiliates shall be permitted to use the other Party’s name and to disclose the existence and terms of this Agreement in connection with securities or other required filings under Applicable Law.

ARTICLE 17

DISPUTE RESOLUTION; VENUE

17.1 Dispute Resolution.

The Parties recognize that a bona fide dispute may from time to time arise while this Agreement is in effect which relates to either Party’s rights and/or obligations hereunder. In the event of the occurrence of such a dispute, either Party may, by notice to the other Party, have such dispute referred to their senior officers as may be designated by each Party for attempted resolution by good faith negotiations within thirty (30) days after such notice is received. In the event the designated officers are not able to resolve such dispute within such thirty (30) day period, or such other period of time as the Parties may mutually agree in writing, then such dispute shall be resolved as follows:

(a) Any controversy or claim arising out of or relating to this Agreement, including any such controversy or claim involving the parent company, subsidiaries, or affiliates under common control of any Party (a “Dispute”), shall first be submitted to mediation according to the Commercial Mediation Procedures of the American Arbitration Association (“AAA”) (see www.adr.org). Such mediation shall be attended on behalf of each Party for at least one session by a senior business person with authority to resolve the Dispute. Any period of limitations that would otherwise expire between the initiation of a mediation and its conclusion shall be extended until 20 days after the conclusion of the mediation.

API Supply Agreement – EXECUTION VERSION	22

(b) Any Dispute that cannot be resolved by mediation within 45 days of notice by one Party to the other of the existence of a Dispute (unless the parties agree to extend that period) shall be resolved by arbitration in accordance with the Commercial Arbitration Rules of the AAA (“AAA Rules”; see www.adr.org) and the Federal Arbitration Act, 9 U.S.C. §1 et seq. The arbitration shall be conducted in New Jersey, by a three (3) person arbitration panel, one (1) of which shall be appointed by Company, one (1) of which shall be appointed by Supplier and one (1) of which shall be appointed in accordance with the AAA Rules.

(c) The arbitrator panel shall follow the ICDR Guidelines for Arbitrators Concerning Exchanges of Information in managing and ruling on requests for discovery. Each person on the arbitrator panel, by accepting appointment, undertakes to exert her or his best efforts to conduct the process so as to issue an award within eight months of her or his appointment, but failure to meet that timetable shall not affect the validity of the award.

(d) The arbitrator panel shall decide the Dispute in accordance with the substantive law of ***. The arbitrator panel may not award punitive or consequential damages, nor may the arbitrator panel apply any multiplier to any award of actual damages, except as may be required by statute. The award of the arbitrator panel may be entered in any court of competent jurisdiction.

ARTICLE 18

MISCELLANEOUS

18.1 Independent Contractors. The relationship between Company and Supplier is that of independent contractors and nothing herein shall be deemed to constitute the relationship of partners, joint venturers, nor of principal and agent between Company and Supplier. Neither Party shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other Party or to bind the other Party to any contract, agreement or undertaking with any Third Party.

18.2 Assignment; Subcontractors. This Agreement may not be assigned or otherwise transferred by either Party without the prior written consent of the other Party; provided that either Party may, without such consent, assign this Agreement: (i) in connection with the transfer or sale of all or substantially all of the assets of such Party or the line of business of which this

API Supply Agreement – EXECUTION VERSION	23

Agreement forms a part; (ii) in the event of the merger or consolidation of a Party hereto with another; or (iii) to any Affiliate of the assigning Party. Any purported assignment in violation of the preceding sentence shall be void. Any permitted assignee shall assume all obligations of its assignor under this Agreement. No assignment shall relieve either Party of responsibility for the performance of any obligation which accrued prior to the effective date of such assignment. Supplier may not use subcontractors to perform any part of this Agreement without Company’s prior written consent.

18.3 Continuing Obligations. Termination, assignment or expiration of this Agreement shall not relieve either Party from full performance of any obligations incurred prior thereto.

18.4 Waiver. Neither Party’s waiver of any breach or failure to enforce any of the terms and conditions of this Agreement, at any time, shall in any way affect, limit or waive such Party’s right thereafter to enforce and compel strict compliance with every term and condition of this Agreement.

18.5 Severability. Each Party hereby expressly agrees that it has no intention to violate any public policy, statutory or common laws, rules, regulations, treaty or decision of any government agency or executive body thereof of any country or community or association of countries, and that if any word, sentence, paragraph, clause or combination thereof in this Agreement is found by a court or executive body with judicial powers having jurisdiction over this Agreement or either Party hereto, in a final unappealed order, to be in violation of any such provisions in any country or community or association of countries, such words, sentences, paragraphs, clauses or combination shall be inoperative in such country or community or association of countries and the remainder of this Agreement shall remain binding upon the Parties, so long as enforcement of the remainder does not violate the Parties’ overall intentions in this transaction.

18.6 Exhibits, Schedules and Attachments. Any and all exhibits, schedules and attachments referred to herein form an integral part of this Agreement and are incorporated into this Agreement by such reference.

18.7 Notices. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be delivered personally or sent by: (i) registered or certified mail, return receipt requested; (ii) a nationally-recognized courier service guaranteeing next-day delivery, charges prepaid; or (iii) facsimile (with the original promptly sent by any of the foregoing manners), and shall be deemed to have been given upon mailing or upon transmission by facsimile, as the case may be. Any such notices shall be addressed to the receiving Party at such Party’s address set forth below, or at such other address as may from time to time be furnished by similar notice by either Party.

If to Supplier:	Noramco, Inc.
500 Swedes Landing Road
Wilmington, DE 19801
Attn: Vice President Sales and Marketing
Phone No.: ***
Facsimile No.:***

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If to Company:	Endo Pharmaceuticals Inc.
100 Endo Boulevard
Chadds Ford, PA 19317
Attn: Chief Legal Officer
Phone No.: (610) 558-9800
Facsimile No.: (610) 558-9682

18.8 Counterparts. This Agreement and any amendment or supplement hereto may be executed in any number of counterparts and any Party hereto may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. The execution of this Agreement and any such amendment or supplement by any Party hereto will not become effective until counterparts hereof have been executed by both Parties hereto.

18.9 Governing Law; Entire Agreement. The validity, interpretation and performance of this Agreement shall be governed and construed in accordance with the laws of the State of New York without regard to the conflicts of laws provisions thereof. This Agreement constitutes the full understanding of the Parties and a complete and exclusive statement of the terms of their agreement. No terms, conditions, understanding, or agreement purporting to modify or vary the terms of this Agreement shall be binding unless hereafter made in writing and signed by the Party to be bound. No modification to this Agreement shall be effected by any Purchase Order, the acknowledgement or acceptance of any Purchase Order or shipping instruction forms or similar documents provided by either Party containing terms or conditions at variance with or in addition to those set forth herein.

18.10 Additional Company Entities. Subsequent to the Effective Date, if a new Affiliate of the Company is to participate in the Agreement, and both Company and Supplier agree that such Affiliate may become a participating affiliate (each a “Participating Affiliate”), such Affiliate and Supplier will complete a Participation Agreement for the new entity in form attached hereto as Exhibit 4.

18.11 Exhibits/Schedules. The following Exhibits and Schedules are attached hereto and incorporated herein by reference:

Schedule A:	Products
Exhibit 1:	Product Prices
Exhibit 2:	Quality Agreement
Exhibit 3:	Specifications and Cover Page thereto
Exhibit 4:	Initial Affiliates as Parties to the Agreement and Participation Agreement
Exhibit 5:	Key Performance Indicators

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized representative as of the Effective Date.

ENDO PHARMACEUTICALS INC.		NORAMCO, INC.

BY:	/s/ David Holveck	By:	/s/ Leslie Storms

Title:	President and CEO	Title:	Vice President, Global Sales

Date:	April 27, 2012	Date:	April 27, 2012

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Schedule A

***

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EXHIBIT 1

PRODUCT PRICES

PRODUCT PRICES	Annualized Volume (kg.)	Price ($/kg.)
****	***	***
	***	***
	***	***
***	***	***
	***	***
	***	***
***	***	***
	***	***
	***	***
***	***	***
	***	***
	***	***
****	***	***
	***	***
	***	***
	***	***
	***	***

***

ADDENDUM A TO EXHIBIT 1

PURCHASING REQUIREMENT

Pending the necessary qualifications of each respective Product by Supplier, Company makes the following purchasing commitment and Supplier makes the following supply commitment in each case subject to the terms and conditions of the Agreement:

***

All percentage share requirements are calculated based on all of Company and all of its Affiliates ***, including *** made available for sale after the Effective Date (provided however that in the event that Supplier declines to permit a new Affiliate subsequent to the Effective Date of the Agreement to become a Participating Affiliate, then such percentage share calculation shall not include *** of such new Affiliate).

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EXHIBIT 2

QUALITY AGREEMENT

Quality Agreement are those set forth in the Responsibility Matrix of GMP relevant Activities and the Responsibility Matrix of other Compliance Activities of the quality agreement Version 2009-04-02 between Vintage Pharmaceuticals and Supplier except that the Company and its Affiliates listed in Exhibit 4 (and Participating Affiliates added pursuant to Section 18.10) shall be understood as the Contract Giver (CG) and that an updated list of Responsible Contact Persons shall be promptly exchanged.

Notwithstanding any of the foregoing, Company and Supplier hereby agree that a new Quality Agreement shall be executed between the Parties within thirty (30) days of the Effective Date and that upon execution of such Quality Agreement, the agreement referenced above will have no further force and effect and will be superseded in its entirety by such agreement.

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EXHIBIT 3

SPECIFICATIONS

***

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EXHIBIT 4

Affiliates and subsidiaries as of the Effective Date that are parties to the Agreement

• Vintage Pharmaceuticals, LLC d/b/a Qualitest Pharmaceuticals

PARTICIPATION AGREEMENT FOR NEW AFFILIATES

Endo Pharmaceuticals Inc. (“Company”), and Noramco, Inc. (“Supplier”) entered into a Supply Agreement, effective as of April 27, 2012 (the “Agreement”). The terms of the Agreement permit the Company and Supplier to agree to extend the benefits and obligations of the Agreement to new Affiliates (as defined therein) and to become a Participating Affiliate (as defined therein). The undersigned is a new Affiliate of Company and desires to participate under the Agreement as a Participating Affiliate.

Each party agrees that any existing agreement for the supply of Product (as defined in the Agreement) between Supplier and Participating Affiliate will be terminated effective as of                     .

Thereafter, the purchase and sale of Products as between Supplier and the Participating Affiliate and Supplier will be governed by the terms of the Agreement.

By signing below, the parties have executed this Participation Agreement on     day of                    .

Undersigned Company Name:

Signed by:

Title:

NORAMCO, INC.

Signed by:

Title:

API Supply Agreement – EXECUTION VERSION

EXHIBIT 5

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API Supply Agreement – EXECUTION VERSION

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API Supply Agreement – EXECUTION VERSION

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API Supply Agreement – EXECUTION VERSION